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                                                                    Exhibit 99.4


                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                               KOHL'S CORPORATION

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of Kohl's Corporation (the "Company") made pursuant to the Prospectus, dated __________________, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m. New York City time, on the Expiration Date (as defined in the Prospectus) or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer-Guaranteed Delivery Procedures" section in the Prospectus. The term "Old Notes" means the Company's outstanding 6.3% Notes Due 2011.




THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON      , 2001,
UNLESS EXTENDED (THE "EXPIRATION DATE").  TENDERED OLD NOTES MAY BE WITHDRAWN
AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                Deliver to: The Bank of New York, Exchange Agent:

    By Registered or Certified Mail:        By Overnight Courier or Hand:
    The Bank of New York                    The Bank of New York
    101 Barclay Street                      101 Barclay Street
    Floor 7-E                               Corporate Trust Services Window
    New York, NY 10286                      Ground Level
    Attention: Reorganization Department    New York, NY 10286
                                            Attention: Reorganization Department

                                   Facsimile:
                                 (212) 815-6339
                         Attention: Gertrude JeanPierre

                  Confirm Telephone for Eligible Institutions:
                                 (212) 815-5920
                          Ask for: Gertrude JeanPierre

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by a "Medallion Signature Guarantor" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery


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procedure described in "The Exchange Offer--Guaranteed Delivery Procedures"
section in the Prospectus and the Letter of Transmittal.

Principal Amount of Old Notes                   Signature(s)
                                                            -----------------------------------------
  Tendered $
            ---------------------------         -----------------------------------------------------
Certificate Nos.                                Please Print the Following Information
  (if available)
                -----------------------
                                                Name(s) of Registered Holders
                                                                              -----------------------
Total Aggregate Principal Amount
                                                -----------------------------------------------------
  Represented by Old Notes
                                                -----------------------------------------------------
  Certificate(s)
                -----------------------
                                                Address
                                                       ----------------------------------------------
If Old Notes will be tendered by
book-entry transfer, provide the                -----------------------------------------------------
following information:
                                                -----------------------------------------------------

                                                Area Code and Telephone Number(s)
                                                                                 --------------------
DTC Account Number
                  ------------------------      -----------------------------------------------------

Dated:                                    , 2001
      ------------------------------------

                                    GUARANTEE
                    (Not to be Used for Signature Guarantee)

         The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within four business days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm
            -----------------------------------------         -----------------------------------------------------
                                                                             (Authorized Signature)

Address                                                       Name
       ----------------------------------------------             -------------------------------------------------

                                                              Date
-----------------------------------------------------             -------------------------------------------------
                      Zip Code

Area Code and
   Telephone number
                   ----------------------------------
